Exhibit 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
SECTION 1350, AS ENACTED PURSUANT TO THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of SureQuest Systems, Inc. and  Subsidiaries  (the “Company”) Annual Report on Form 10-KSB for the year ending December 31, 2003 with the Securities  and Exchange  Commission on the date hereof (the  “Report”),  I, C. Scott Sykes, Jr., President and Chief Executive Officer of the Company, certify, pursuant to Rule  13a-14(b)  of the  Exchange  Act and 18 U.S.C.  (SS) 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies  with  the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2)          The information contained  in the Report fairly presents, in all  material  respects, the financial condition and results of operations of the Company,

/s/ C. Scott Sykes, Jr.
C. Scott Sykes, Jr.
President and Chief Executive Officer
(principal executive officer)

April 14, 2004